Exhibit 99.1

eGain Reports 21% SaaS Revenue Growth for Fiscal 2022 Driven by Increased Demand

for Knowledge Powered Digital Customer Engagement Solutions

eGain to Host Analyst/Investor Day on October 11th at its Annual User Group Meeting in Las Vegas

Sunnyvale, CA (September 8, 2022) – eGain (Nasdaq: EGAN), the leading AI knowledge platform for customer engagement automation, today announced financial results for its fiscal 2022 fourth quarter and full year ended June 30, 2022.

“We finished the year strong, delivering top and bottom-line results ahead of our guidance and street consensus,” said Ashu Roy, eGain’s CEO. “Demand for our knowledge powered customer engagement offering is robust and we are well positioned to continue our positive momentum and grow our market share in our new fiscal year. During the year, we generated over $8 million in cash from operations, strengthening our balance sheet while also investing in product, sales and marketing to drive continued revenue growth.”

Fiscal 2022 Fourth Quarter Financial Highlights

●	Total revenue was $23.5 million, up 16% year over year (20% in constant currency).
●	SaaS revenue was $20.6 million, up 15% year over year (18% in constant currency).
●	GAAP net loss was $1.6 million, or $0.05 per share on a basic and diluted basis, compared to GAAP net income of $2.0 million, or $0.07 per share on a basic basis and $0.06 per share on a diluted basis, in Q4 2021.
●	Non-GAAP net income was $893,000, or $0.03 per share on a basic and diluted basis, compared to non-GAAP net income of $2.5 million, or $0.08 per share on a basic and diluted basis, in Q4 2021.
●	Cash provided by operations was $2.3 million, or 10% operating cash flow margin.

Fiscal 2022 Full Year Financial Highlights

●	Total revenue was $92.0 million, up 17% year over year (18% in constant currency).
●	SaaS revenue was $80.9 million, up 21% year over year (21% in constant currency).
●	GAAP net loss was $2.4 million, or $0.08 per share on a basic and diluted basis, compared to GAAP net income of $7.0 million, or $0.22 per share on a basic basis and $0.21 per share on a diluted basis, in fiscal year 2021.
●	Non-GAAP net income was $8.9 million, or $0.28 per share on a basic basis and $0.27 per share on a diluted basis, compared to non-GAAP net income of $8.7 million, or $0.28 per share on a basic basis and $0.27 per share on a diluted basis, in fiscal 2021.
●	Cash provided by operations for fiscal 2022 was $8.1 million, or 9% operating cash flow margin.
●	Total cash and cash equivalents, as of June 30, 2022, was $72.2 million, up 14% compared to $63.2 million as of June 30, 2021.

Fiscal 2023 First Quarter Financial Guidance

For the first quarter of fiscal 2023 ending September 30, 2022, eGain expects:

●	Total revenue of between $24.0 million to $24.5 million, representing growth of 12% to 14% year over year.
●	Non-GAAP total revenue, adjusted for constant currency, of between $25.1 million to $25.6 million, representing growth of 17% to 19%.
●	GAAP net loss of $2.1 million to $2.3 million, or $0.07 per share.
o	Includes stock-based compensation expense of approximately $2.5 million.
o	Includes depreciation and amortization of approximately $120,000.
●	Non-GAAP net income of $200,000 to $400,000, or $0.01 per share.

Fiscal 2023 Financial Guidance

For the fiscal 2023 full year ending June 30, 2023, eGain expects:

●	Total revenue of between $101.0 million to $103.0 million, representing growth of 10% to 12% year over year.
●	Non-GAAP total revenue, adjusted for constant currency, of between $103.2 million to $105.3 million, representing growth of 12% to 15%.
●	GAAP net loss of $3.7 million to $4.7 million, or $0.12 to $0.15 per share.
o	Includes stock-based compensation expense of approximately $8.5 million.
o	Includes depreciation and amortization of approximately $500,000.
●	Non-GAAP net income of $3.8 million to $4.8 million, or $0.12 to $0.15 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 31.9 million for the first quarter of fiscal 2023 and 32.0 million for fiscal year 2023.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP total revenue that is only adjusted for constant currency to provide better visibility into the underlying business trends and non-GAAP net income. The non-GAAP net income measures are adjusted for stock-based compensation expense and amortization of acquired intangible assets. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business.

Conference Call Information

eGain will discuss its fiscal 2022 fourth quarter and full year results today via teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 877-270-2148 (U.S. toll free) or +1 412-902-6510 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of our website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or 412-317-0088 (International). The replay access code is 2970911.

Analyst/Investor Day

eGain will host an analyst/investor day event on October 11th at its annual user group meeting, eGain Solve 22, in Las Vegas. To learn more about this event and to register visit: https://www.egain.com/solve/#agenda

About eGain

Infused with AI, our knowledge-powered software automates digital-first experiences for enterprises and government agencies. Pre-connected with leading CRM and contact center systems, the eGain platform delivers quick value and easy innovation with virtual assistance, customer self-service, and modern agent desktop tools. Visit www.egain.com for more information.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation our financial guidance for the first quarter of fiscal 2023 ending September 30, 2022 and fiscal 2023 full year ending June 30, 2023; our market opportunity; and expectations regarding our growth prospects for fiscal 2023 year ending June 30, 2023. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the first quarter of fiscal 2023 and fiscal 2023 year ending June 30, 2023. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, financial condition, and prospects from the COVID-19 pandemic and related economic downturns, including but not limited to, its effect on customer demand for our products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 10, 2021 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	June 30,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$72,173	$63,231
Restricted cash	7	7
Accounts receivable, less allowance for doubtful accounts of $123 and $434 as of June 30, 2022 and 2021, respectively	26,961	26,311
Costs capitalized to obtain revenue contracts, net	1,487	1,323
Prepaid expenses	2,612	3,028
Other current assets	895	778
Total current assets	104,135	94,678
Property and equipment, net	831	705
Operating lease right-of-use assets	3,850	2,191
Costs capitalized to obtain revenue contracts, net of current portion	3,136	2,612
Goodwill	13,186	13,186
Other assets, net	871	1,191
Total assets	$126,009	$114,563

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,706	$3,068
Accrued compensation	8,708	8,444
Accrued liabilities	4,926	4,352
Operating lease liabilities	1,044	1,466
Deferred revenue	45,638	46,211
Total current liabilities	62,022	63,541
Deferred revenue, net of current portion	3,785	3,332
Operating lease liabilities, net of current portion	2,537	797
Other long-term liabilities	808	832
Total liabilities	69,152	68,502
Stockholders’ equity:
Common stock, $0.001 par value – authorized: 60,000 and 50,000 shares; outstanding: 31,930 and 31,231 shares as of June 30, 2022 and 2021, respectively	32	31
Additional paid-in capital	393,157	378,451
Notes receivable from stockholders	(95)	(92)
Accumulated other comprehensive loss	(2,687)	(1,220)
Accumulated deficit	(333,550)	(331,109)
Total stockholders’ equity	56,857	46,061
Total liabilities and stockholders’ equity	$126,009	$114,563

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenue:
Subscription	$21,378	$18,846	$84,557	$72,371
Professional services	2,126	1,402	7,394	5,916
Total revenue	23,504	20,248	91,951	78,287
Cost of revenue:
Cost of subscription	3,969	3,696	14,780	13,507
Cost of professional services	2,632	1,383	9,757	5,760
Total cost of revenue	6,601	5,079	24,537	19,267
Gross profit	16,903	15,169	67,414	59,020
Operating expenses:
Research and development	6,399	4,549	24,387	17,933
Sales and marketing	9,494	7,176	33,746	25,999
General and administrative	2,732	1,930	11,419	7,749
Total operating expenses	18,625	13,655	69,552	51,681
(Loss) Income from operations	(1,722)	1,514	(2,138)	7,339
Interest income	87	2	94	13
Other income (expense), net	656	144	838	(559)
(Loss) Income before income tax provision	(979)	1,660	(1,206)	6,793
Income tax (provision) benefit	(572)	388	(1,235)	166
Net (loss) income	$(1,551)	$2,048	$(2,441)	$6,959

Per share information:
(Loss) Earnings per share:
Basic	$(0.05)	$0.07	$(0.08)	$0.22
Diluted	$(0.05)	$0.06	$(0.08)	$0.21
Weighted-average shares used in computation:
Basic	31,861	31,144	31,553	31,007
Diluted	31,861	32,561	31,553	32,597

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$707	$83	$3,056	$326
Research and development	625	115	2,935	509
Sales and marketing	527	182	2,367	657
General and administrative	585	56	3,022	208
Total stock-based compensation	$2,444	$436	$11,380	$1,700

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$—	$—	$—	$26
Total amortization of intangible assets	$—	$—	$—	$26

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2022	2021	2022	2021
(Loss) Income from operations	$(1,722)	$1,514	$(2,138)	$7,339
Add:
Stock-based compensation	2,444	436	11,380	1,700
Amortization of intangible assets	—	—	—	26
Non-GAAP income from operations	$722	$1,950	$9,242	$9,065

	Three Months Ended		Year Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net (loss) income	$(1,551)	$2,048	$(2,441)	$6,959
Add:
Stock-based compensation	2,444	436	11,380	1,700
Amortization of intangible assets	—	—	—	26
Non-GAAP net income	$893	$2,484	$8,939	$8,685
Per share information:
Non-GAAP earnings per share:
Basic	$0.03	$0.08	$0.28	$0.28
Diluted	$0.03	$0.08	$0.27	$0.27
Weighted-average shares used in computation:
Basic	31,861	31,144	31,553	31,007
Diluted	32,906	32,561	32,803	32,597

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2022	2021
Revenue:
SaaS revenue	$20,573	$17,906	15%	18%
Legacy revenue	805	940	(14%)	(10%)
GAAP subscription	21,378	18,846	13%	17%
GAAP professional services	2,126	1,402	52%	56%
Total GAAP revenue	$23,504	$20,248	16%	20%

SaaS and professional services revenue:
SaaS revenue	$20,573	$17,906	15%	18%
Professional Services	2,126	1,402	52%	56%
Total SaaS and professional services revenue	$22,699	$19,308	18%	21%

Cost of Revenue:
GAAP subscription	$3,969	$3,696
Add back:
Non-GAAP subscription	$3,969	$3,696

GAAP professional services	$2,632	$1,383
Add back:
Stock-based compensation	(707)	(83)
Non-GAAP professional services	$1,925	$1,300

GAAP total cost of revenue	$6,601	$5,079
Add back:
Stock-based compensation	(707)	(83)
Non-GAAP total cost of revenue	$5,894	$4,996	18%	20%

Gross Profit:
Non-GAAP subscription	$17,409	$15,150
Non-GAAP professional services	201	102
Non-GAAP gross profit	$17,610	$15,252	15%	19%

Operating expenses:
GAAP research and development	$6,399	$4,549
Add back:
Stock-based compensation expense	(625)	(115)
Non-GAAP research and development	$5,774	$4,434	30%	33%

GAAP sales and marketing	$9,494	$7,176
Add back:
Stock-based compensation expense	(527)	(182)
Non-GAAP sales and marketing	$8,967	$6,994	28%	32%

GAAP general and administrative	$2,732	$1,930
Add back:
Stock-based compensation expense	(585)	(56)
Non-GAAP general and administrative	$2,147	$1,874	15%	17%

GAAP operating expenses	$18,625	$13,655
Add back:
Stock-based compensation expense	(1,737)	(353)
Non-GAAP operating expenses	$16,888	$13,302	27%	30%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Year Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2022	2021
Revenue:
SaaS revenue	$80,904	$66,929	21%	21%
Legacy revenue	3,653	5,442	(33%)	(33%)
GAAP subscription	84,557	72,371	17%	17%
GAAP professional services	7,394	5,916	25%	26%
Total GAAP revenue	$91,951	$78,287	17%	18%

SaaS and professional services revenue:
SaaS revenue	$80,904	$66,929	21%	21%
Professional Services	7,394	5,916	25%	26%
Total SaaS and professional services revenue	$88,298	$72,845	21%	22%

Cost of Revenue:
GAAP subscription	$14,780	$13,507
Add back:
Amortization of intangible assets	—	(26)
Non-GAAP subscription	$14,780	$13,481

GAAP professional services	$9,757	$5,760
Add back:
Stock-based compensation	(3,056)	(326)
Non-GAAP professional services	$6,701	$5,434

GAAP total cost of revenue	$24,537	$19,267
Add back:
Stock-based compensation	(3,056)	(326)
Amortization of intangible assets	—	(26)
Non-GAAP total cost of revenue	$21,481	$18,915	14%	14%

Gross Profit:
Non-GAAP subscription	$69,777	$58,890
Non-GAAP professional services	693	482
Non-GAAP gross profit	$70,470	$59,372	19%	19%

Operating expenses:
GAAP research and development	$24,387	$17,933
Add back:
Stock-based compensation expense	(2,935)	(509)
Non-GAAP research and development	$21,452	$17,424	23%	24%

GAAP sales and marketing	$33,746	$25,999
Add back:
Stock-based compensation expense	(2,367)	(657)
Non-GAAP sales and marketing	$31,379	$25,342	24%	24%

GAAP general and administrative	$11,419	$7,749
Add back:
Stock-based compensation expense	(3,022)	(208)
Non-GAAP general and administrative	$8,397	$7,541	11%	12%

GAAP operating expenses	$69,552	$51,681
Add back:
Stock-based compensation expense	(8,324)	(1,374)
Non-GAAP operating expenses	$61,228	$50,307	22%	22%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.